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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          July 19, 2006 (July 19, 2006)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)


        Delaware                           0-28104               95-4527222
(State or other jurisdiction of     (Commission File Number)  (I.R.S. Employer
        incorporation)                                       Identification No.)


      22619 Pacific Coast Highway                                   90265
          Malibu, California                                      (Zip Code)
         (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (310) 456-7799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  July 19, 2006

                                ITEMS IN FORM 8-K


                                                                            Page

Facing Page                                                                    1

Item 2.02               Results of Operations and Financial Condition          3

Item 9.01               Financial Statements and Exhibits                      3

Signatures                                                                     4

Exhibit Index                                                                  5

Item 2.02.      Results of Operations and Financial Condition.

         On July 19, 2006, we issued a press release announcing our results of operations for the quarter ended June 30, 2006. A copy of such release is annexed hereto as an exhibit.

Item 9.01.      Financial Statements and Exhibits.

(c)     Exhibits


Exhibit
Number          Description
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99.1*           July 19, 2006 Press Release

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*   Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 19, 2006                   JAKKS PACIFIC, INC.


                                        By: /s/ Jack Friedman
                                            ------------------------------
                                            Jack Friedman
                                            Chairman and Chief Executive Officer

                                  Exhibit Index


Exhibit
Number          Description
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99.1*           July 19, 2006 Press Release




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*   Filed herewith